POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED DECEMBER 18, 2012 TO THE
PROSPECTUS DATED MARCH 1, 2012 OF:

PowerShares Ibbotson Alternative Completion Portfolio
PowerShares RiverFront Tactical Balanced Growth Portfolio
PowerShares RiverFront Tactical Growth & Income Portfolio

At a meeting held on December 18, 2012, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II approved the liquidation of PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio (each, a "Fund," and collectively, the "Funds"), which is expected to commence on February 26, 2013.

After the close of business on February 20, 2013, the Funds no longer will accept creation orders. The last day of trading in the Funds on NYSE Arca, Inc. ("NYSE Arca") will be February 26, 2013. Following that date, the Funds will begin the process of liquidating their portfolio securities. Shareholders should be aware that, thereafter, no Fund will be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

Shareholders may sell their holdings of a Fund on NYSE Arca until market close on February 26, 2013, and may incur typical transaction fees from their broker-dealer. The Funds will be de-listed from NYSE Arca on or about March 8, 2013. Shareholders who do not sell their shares of a Fund before the market close on February 26, 2013 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about March 7, 2013.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.

Shareholders should call 1-800-983-0903 for additional information.

Please Retain This Supplement For Future Reference.

P-PS-PRO-11 SUP-2 121812